UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2006

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

On August 31, 2006, MB Financial, Inc. (“MB Financial”) filed a Current Report on Form 8-K to report the completion of its acquisition of First Oak Brook Bancshares, Inc. (“First Oak Brook”). In that filing, MB Financial indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the August 31, 2006 Form 8-K is being filed to provide such financial information.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
The audited consolidated balance sheet as of December 31, 2005 and the audited consolidated statements of income, cash flows and changes in stockholders’ equity for the year ended December 31, 2005 of First Oak Brook are filed as Exhibit 99.2 (incorporated therein and herein by reference to First Oak Brook’s Annual Report on Form 10-K for the year ended December 31, 2005).

The unaudited consolidated balance sheet as of June 30, 2006 and the unaudited consolidated statements of income, cash flows and changes in stockholders’ equity for the six months ended June 30, 2006 and 2005 of First Oak Brook are filed as Exhibit 99.3 (incorporated therein and herein by reference to First Oak Brook’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006).

(b)	The pro forma financial information required by this Item is filed as Exhibit 99.4 and is incorporated herein by reference.

(c)	Exhibits

23.1	Consent of Grant Thornton LLP

99.2
Audited consolidated balance sheet as of December 31, 2005 and audited consolidated statements of income, cash flows and changes in stockholders’ equity for the year ended December 31, 2005 of First Oak Brook (incorporated herein by reference to First Oak Brook’s Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 0-14468))

99.3
Unaudited consolidated balance sheet as of June 30, 2006 and unaudited consolidated statements of income, cash flows and changes in stockholders’ equity for the six months ended June 30, 2006 and 2005 of First Oak Brook (incorporated herein by reference to First Oak Brook’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (File No. 0-14468))

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of June 30, 2006 and for the six months and year ended June 30, 2006 and December 31, 2005, respectively

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.
Date: November 10, 2006	By:	/s/Jill E. York
Jill E. York Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.  Description

23.1 Consent of Grant Thornton LLP

99.2 Audited consolidated balance sheet as of December 31, 2005 and audited consolidated statements of income, cash flows and changes in stockholders’ equity for the year ended December 31, 2005 of First Oak Brook (incorporated herein by reference to First Oak Brook’s Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 0-14468))

99.3 Unaudited consolidated balance sheet as of June 30, 2006 and unaudited consolidated statements of income, cash flows and changes in stockholders’ equity for the six months ended June 30, 2006 and 2005 of First Oak Brook (incorporated herein by reference to First Oak Brook’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (File No. 0-14468))

99.4 Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of June 30, 2006 and for the six months and year ended June 30, 2006 and December 31, 2005, respectively